EXHIBIT 10(a)



                    AMENDMENT TO EMPLOYMENT AGREEMENT


    THIS AMENDMENT TO EMPLOYMENT AGREEMENT dated March 23, 1994 (the "Employment Agreement"), between JACOBSON STORES INC., a Michigan corporation, and PAUL W. GILBERT, each of Jackson, Michigan, is entered into effective February 1, 1995.

    THE PARTIES AGREE that paragraph 2 of the Employment Agreement is amended to read as follows:

        2. Compensation. Subject to the provisions of paragraph 5, Gilbert's salary shall be Two Hundred Twenty Thousand Dollars
    ($220,000.00) per year, effective February 1, 1995.

    Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.







IN THE PRESENCE OF:                 JACOBSON STORES INC.



  /s/ Frank W. Hones                By:  /s/ Mark K. Rosenfeld
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                                       Mark K. Rosenfeld,
                                         Chairman of the Board and
                                         Chief Executive Officer



  /s/ Timothy J. Spalding               /s/ Paul W. Gilbert
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                                    Paul W. Gilbert